SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                             _______


                    SCHEDULE 14A INFORMATION


        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                        (Amendment No.  )



Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]                                    Preliminary Proxy
                                       Statement      [ ]
                                       Confidential; for use
[X]                                        Definitive Proxy
                                           Statement
                                           of the Commission
                                           Only
[ ]                                        Definitive Additional
                                           Materials
                                           (as permitted by Rule
[ ]                                    Soliciting Material
                                       Pursuant to
                                       14a-6(e)(2))
      Rule 14a-11 or Rule 14a-12



                          INITIO, INC.
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)

-----------------------------------------------------------------
        (Name of Person(s) Filing Information Statement)

                          INITIO, INC.
                      2500 Arrowhead Drive
                    Carson City, Nevada 89706



            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD APRIL 26, 2001

To the Shareholders of
INITIO, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Shareholders of INITIO, INC. (the "Company"), a Nevada corporation, will be held at the Company's office at 10 Henry
Street, Teterboro, New Jersey 07608, on Thursday, April 26, 2001, at 11:00 a.m., local time, for the following purposes:

     1. To elect two directors to serve a term of three years subject to the provisions of the By-laws, and until their respective successors have been duly elected and qualified;

     1. To consider and act upon a proposal to approve the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending April 30, 2001; and

     1. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

          The Board of Directors has fixed the close of business on March 12, 2001 as the record date for the meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

                    By order of the Board of Directors.

                              /s/ Martin Fox
                              Martin Fox
                              President

Teterboro, New Jersey
March 21, 2001

                            IMPORTANT
       IF YOU CANNOT PERSONALLY ATTEND THE MEETING, IT IS
       REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES
     INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL
        IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH
       REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES

                          INITIO, INC.
                      2500 Arrowhead Drive
                    Carson City, Nevada 89706






                  P R O X Y  S T A T E M E N T

                               for

                 ANNUAL MEETING OF SHAREHOLDERS

                    to be held April 26, 2001




                                                   March 21, 2001


          The enclosed proxy is solicited by the Board of Directors of Initio, Inc., a Nevada corporation (the "Company") in connection with the Annual Meeting of Shareholders to be held at the Company's office at 10 Henry Street, Teterboro, New Jersey 07608 on Thursday, April 26, 2001, at 11:00 a.m., local time, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting. Unless instructed to the contrary on the proxy, it is the intention of the persons named in the proxy to vote the proxies in favor of (i) the election as directors of the nominees listed below to serve for a term of three years, and (ii) approval of the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending April 30, 2001. The record date with respect to this solicitation is the close of business on March 12, 2001 and only shareholders of record at that time will be entitled to vote at the meeting. The principal executive office of the Company is 2500 Arrowhead Drive, Carson City, Nevada 89706, and its telephone number is (702) 883 - 2711. The shares represented by all validly executed proxies received in time to be taken to the meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the shareholder at any time prior to its being voted. This proxy statement and the accompanying proxy were mailed to you on or about March 21, 2001.

                       OUTSTANDING SHARES

          The number of outstanding shares entitled to vote at the meeting is 4,646,004 common shares, par value $.01 per share. Each common share is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of such shares shall constitute a quorum. There is no cumulative voting. Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of a majority of the common shares present at the meeting and entitled to vote on each matter is required for the approval of the election as directors of the nominees listed below and the approval of the Company's auditors, Arthur Andersen LLP, as the Company's auditors for fiscal 2001. Votes shall be counted by one or more persons who shall serve as the inspectors of election. The inspectors of election will canvas the shareholders present in person at the meeting, count their votes and count the votes represented by proxies presented. Abstentions and broker nonvotes are counted for purposes of determining the number of shares represented at the meeting, but are deemed not to have voted on the proposal. Broker nonvotes occur when a broker nominee (which has voted on one or more matters at the meeting) does not vote on one or more other matters at the meeting because it has not received instructions to so vote from the beneficial owner and does not have discretionary authority to so vote.

                      ELECTION OF DIRECTORS

          The two persons named below, who are currently members of the Board of Directors, have been nominated for election to serve for a term of three years and until their respective successors have been elected and qualified. Unless specified to be voted otherwise, each proxy will be voted for the nominees named below. Both nominees have consented to serve as directors if elected.

          If at the time of the Annual Meeting, any nominee is unable or declines to serve, the present Board of Directors shall nominate another person to fill the vacancy and the proxies may be voted for any other person nominated.

                                          Number of
                                           Shares     Curr
                Positions with  Direc   Beneficially   ent   Perce
Name and Age         the         tor        Owned     Term    nt
                      Company               as of     Expi    of
                                Since    January 31,   res   Class
                                            2001
James J.           Director      1998          10,000 4/30
Holzinger,                                             /01   *
61
Dr. Paul           Director      1999              -- 4/30
Lerman, 61                                             /01   --

* Less than 1%

Meetings and Committees of the Board of Directors.

          The Board of Directors of the Company met three times during the fiscal year which ended on April 30, 2000. All of the directors attended more than 75% of the total number of meetings of the Board of Directors and committees on which he serves.

          The Company has an Audit Committee which consists of Mr. Robert Lerman, Dr. Paul Lerman and Mr. James Holzinger and has the obligations specified in the Audit Committee Charter
(attached hereto as Appendix A).



Report of the Audit Committee

     The following shall not be deemed to be soliciting material or to be filed with the Commission nor shall such information be incorporated by reference into any future filing of the Company under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

With respect to the audit of the fiscal year ended April 30,
2000, the Audit Committee met once.   to review the fiscal year
financial results and the Companys audited consolidated financial statements.

In the course of this meeting, the Audit Committee discussed with the Companys independent auditors those matters required to be discussed by Statement on Accounting Standards No. 61, as amended, Communication with Audit Committees, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence
Standard No. 1, as amended, Independence Discussions with Audit
Committee, by the Independence Standards Board and have discussed with the auditors the auditors independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Companys Annual Report on Form 10-KSB for the year ended April 30, 2000.

                                          Audit Committee
                                        Robert Lerman
                                        Dr. Paul Lerman
                                        James Holzinger

Fiscal 2000 Audit Firm Fee Summary

During fiscal year ended April 30, 2000, the Company retained its principal auditor, Arthur Anderson, to provide services in the following category and amount:

     Audit Fees                              $35,000

The Company also has a Compensation Committee, the current members of which are Messrs. DeStefano and Fox. Subject to existing contractual obligations, the Compensation Committee is responsible for setting and administering the policies which govern annual and long-term compensation for the Company's executives. The Compensation Committee is also empowered to grant Stock Options pursuant to the Company's Stock Option Plans and to administer such Plans. Although the Compensation Committee did not formally meet during fiscal 2000, Messrs. DeStefano and Fox informally discussed these matters during the course of the fiscal year.

          The Company does not have a nominating committee.

Directors and Executive Officers of the Company

          The Company's Board of Directors is a classified board, with one-third of the directors being elected each year for a term of three years. The following table sets forth certain information with respect to each director and executive officer of the Company:
                                       Current
                       Positions with    Term       Served As
Name and Age             the Company   Expires   Director Since
Daniel A. DeStefano,   Chairman of       2003         1969
68                     the Board,
                       Director
Martin Fox, 65         President,        2003         1978
                       Secretary,
                       Director
James J. Holzinger,    Director          2001         1998
61
Dr. Paul Lerman, 61    Director          2001         1999
Robert A. Lerman, 66   Director          2002         1998

          Paul Lerman and Robert Lerman are cousins.

          Mr. DeStefano is a founder of the Company and has been Chairman of the Board of the Company since 1969.

          Mr. Fox joined the Company in 1972 and has been President of the Company for more than five years. Mr. Fox is also a Director of Globix Corporation, a provider of Internet solutions to businesses.

          Mr. Holzinger is, since 1996, retired.  From 1993 -
1996 he was an Executive Vice President in the commercial lending department of Summit Bank.

          Dr. Lerman became a Director in April, 1999. Dr. Lerman has been the Dean of the Samuel J. Silberman College of Business Administration at Fairleigh Dickinson University since 1990 and a Professor of Business Administration since 1970. Dr. Lerman is also a Director of NeuroCorp., Ltd. a provider of contract medical research and data analysis, and non-medical manager of facilities treating memory disorders.

          Mr. Lerman has been President and a Director of Pioneer Ventures Corp., the manager of the general partner of Pioneer Ventures Associates Limited Partnership, since 1997. Mr. Lerman is also the President and a Director of Pioneer Capital Corp., an investment banking company

          Each officer's term expires at each annual meeting of the Board of Directors of the Company, or when their successors are elected and qualified to serve in their stead.

          The Company pays directors, other than full time employees, an annual retainer of $3,000 plus $500 and out-of-pocket expenses for each Board meeting attended.

             COMPENSATION OF DIRECTORS AND OFFICERS

          The following table sets forth cash compensation (consisting entirely of salary) paid (or accrued for) by the Company to its President and Chairman of the Board. Except as set forth in the following table, none of the executive officer's aggregate remuneration exceeded $100,000 for the three fiscal years ended April 30, 2000:

SUMMARY COMPENSATION
TABLE
     Name and            Year       Annual
Principal Position               Compensation
Martin Fox,              2000         $150,000
President                1999            1,500
                         1998            1,500
Daniel DeStefano,        2000         $150,000
Chairman of the          1999            1,500
Board                    1998            1,500

     On March 25, 1998, the Company granted 250,000 stock options to each of Mr. Fox and Mr. DeStefano at an exercise price of $1.95 pursuant to the Company's 1996 Employee Stock Option Plan. These options are presently exercisable to the extent of 60%, with an additional 20% exercisable on March 25, 2001 and March 25, 2002. Neither Mr. Fox nor Mr. DeStefano received awards under long-term incentive plans that are stock based during the three fiscal years referred to above.

          The Company does not have employment agreements with any of its executive officers.

                     PRINCIPAL SHAREHOLDERS

          The following table sets forth, as of March 1, 2001, certain information concerning stock ownership of the Company by
(i) each person who is known by the Company to own beneficially more than 5% of the outstanding common shares of the Company,
(ii) each of the Company's directors and (iii) all current directors and officers of the Company as a group. Except as otherwise indicated, all such persons have both sole voting and investment power over the shares shown as being beneficially owned by them.
Name and Address of              Amount and Nature        Percent
Beneficial Owner              of Beneficial Ownership     of Class
Martin Fox                           1,438,585             29.0%
2500 Arrowhead Drive
Carson City, Nevada 89706
Daniel A. DeStefano                   850,010              20.0%
2500 Arrowhead Drive
Carson City, Nevada 89706
DeStefano Children Trust               530,546             11.4%
c/o John McConeghy
42 Sterling Lane
Wayne, New Jersey 07470
Melvyn I. Weiss                        248,650              6.1%
One Pennsylvania Plaza
New York, New York 10119
Pioneer Ventures Associates            724,675             13.5%
  Limited Partnership
651 Day Hill Road
Windsor, Connecticut 06095
Robert A. Lerman                       740,130             13.8%
651 Day Hill Road
Windsor, Connecticut 06095
James J. Holzinger                    10,000                 *
7 Canterbury Way
Wayne, New Jersey  07470
Dr. Paul Lerman                         --                   --
1000 River Road
Teaneck, New Jersey 07666
Vincent Molinari                      276,265               5.9
40 Wall Street, 59th Floor
New York, New York 10005
Burlington Capital Markets,           276,265               5.9
Inc.
40 Wall Street, 59th Floor
New York, New York 10005
Eximus Holdings LLC                   276,265               5.9
40 Wall Street, 59th Floor
New York, New York 10005
All Executive Officers and           3,038,725             55.2%
Directors as a Group (5
persons)

     * Less than 1%.

     The amount shown for Mr. Fox includes 101,984 Shares owned by trusts for the benefit of Mr. Fox's children of which Mr. Fox is a trustee and of which Mr. Fox disclaims beneficial ownership. Mr. Fox has shared voting and investment power over the Shares owned by such trusts. This amount also includes 101,796 Shares owned by the Martin Fox Retirement Trust. This amount does not include 53,433 Shares owned by a trust for the benefit of unrelated persons of which Mr. Fox is a trustee and of which Mr. Fox disclaims beneficial ownership. This amount also includes 200,000 shares which Mr. Fox has the right to acquire pursuant to a currently exercisable stock option.

     The amount shown for Mr. DeStefano includes 72,638 Shares owned by the Daniel DeStefano Retirement Trust. This amount also includes 200,000 shares which Mr. DeStefano has the right to acquire pursuant to a currently exercisable stock option.

     The shares shown for the DeStefano Children Trust are owned by the trust for the benefit of Mr. DeStefano's adult children, of which the trustees are Messrs. John McConeghy and Fred DeStefano (Mr. Daniel A. DeStefano's brother).

     The amount shown for Mr. Weiss also includes 101,984 Shares owned by trusts for the benefit of Mr. Fox's adult children of which Mr. Weiss is a trustee and of which Mr. Weiss disclaims beneficial ownership. Mr. Weiss has shared voting and investment power over the Shares owned by such trusts.

     Pioneer Ventures Associates Limited Partnership is the owner of (i) a $1,000,000 convertible subordinated debenture which is convertible into a maximum of 400,000 shares of the Company's common stock and (ii) a $500,000 convertible subordinated debenture which is convertible into a maximum of 324,675 shares of the Company's common stock.

     The amount shown for Mr. Lerman includes (i) 400,000 shares which may be acquired by Pioneer Ventures Associates Limited Partnership upon conversion of the Convertible Subordinated Debenture due May 1, 2003, (ii) 324,675 shares which may be acquired by Pioneer Ventures Associates Limited Partnership upon conversion of the Convertible Subordinated Debenture due December 23, 2003, (iii) 4,400 shares held by Robert and Ellen Lerman, (iv) 1,960 and 3,500 shares held by Texas Enterprises, Inc. and Pioneer Capital Corp., respectively, of which Mr. Lerman is the owner of 50% of the issued shares of such corporations, (v) 5,495 shares held by the Robert A. Lerman Money Pension Plan & Trust, and (vi) 100 shares held by Ellen Lerman, his wife. See "Certain Relationships and Related Transactions."

     The amounts shown for Mr. Molinari, Burlington Capital Markets, Inc. and Eximus Holdings LLC are based upon a
     Schedule 13D filed on February 23, 2001by Mr. Molinari,
     Burlington and Eximus.   Each of Mr. Molinari, Burlington
     and Eximus may be deemed to beneficially own the number of shares shown and each of Mr. Molinari, Burlington and Eximus may be deemed to individually hold the power to vote and/or dispose of the shares.
Certain Relationships and Related Transactions

          On February 25, 1998, the Company entered into the Debenture Commitment Agreement (the "Debenture Commitment Agreement") with Pioneer Ventures Associates Limited Partnership ("PVALP") pursuant to which PVALP agreed to make certain loans to the Company to be repaid by the Company in accordance with the terms of convertible subordinated debentures (the "Debentures"). PVALP initially loaned $3,000,000 to the Company and the Company issued the First Subordinated Debenture due May 1, 2003 (the "First Debenture").

          In December 1998, pursuant to the terms of the Debenture Commitment Agreement, PVALP loaned an additional
$500,000 to the Company and the Company issued to PVALP the Second Subordinated Debenture due December 23, 2003 (the "Second
Debenture").

          The terms of the Debenture Commitment Agreement include the condition that the principal stockholders of the Company (the
"Principal Stockholders"), which include Messrs. DeStefano and
Fox, enter into the Voting Agreement.

          The Voting Agreement provides that so long as there is any unpaid principal amount or interest outstanding under the Debentures or so long as the conversion shares are held by PVALP, the Principal Stockholders will vote all of their Common Stock for the election of PVALP's designee as a director of the Company. Mr. Robert Lerman, a director of the Company is PVALP's nominee, and the President of Pioneer Ventures Corp., the managing member of the general partner of PVALP. In addition, in the event of a default under the Debenture Commitment Agreement, the Principal Shareholders agree to elect that number of nominees to the Board of Directors designated by PVALP such that the Board of Directors becomes comprised of a majority of nominees of PVALP. The Principal Shareholders also agree to vote in favor of the PVALP nominees so long as any interest or principal remains unpaid.

          The Voting Agreement also provides that the Principal Shareholders may not transfer any Common Stock to any affiliate without PVALP's prior written consent. "Affiliate" is defined in the Voting Agreement as (a) any spouse, parent, parent-in-law, grandparent, grandchild, sibling, uncle, aunt, niece, nephew or first cousin of the transferor or (b) any person which the transferor directly or indirectly controls or (c) any transfer to a person if the transferor remains a beneficial owner, as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended, of the transferred shares.

          In May 1999, the Company completed the sale of certain operating assets of Deerskin Trading Post, Inc. to Advanced Medical Sciences, Inc. ("AMDS"). The purchase price included the issuance of a $2,000,000 debenture by AMDS to PVALP and the concurrent cancellation of $2,000,000 principal amount of the First Subordinated Debenture. Additionally, as a result of this transaction, the conversion price on the remaining principal amount of the First Subordinated Debenture was adjusted to $2.50 per share.

          On July 20, 2000, the Company, entered into an
Agreement and Plan of Merger and Reorganization ("Merger
Agreement") with the Inculab, Inc., a 10% shareholder of Burlington Capital Markets Inc. In March 2001, the mutually agreed to terminate the Merger Agreement and the Company received a termination payment of $350,000.00.

                      SELECTION OF AUDITORS

          The Company's financial statements for the past two fiscal years were examined by Arthur Andersen LLP, independent certified public accountants. The Board of Directors recommends the selection of Arthur Andersen LLP as independent auditors to examine its financial statements for the fiscal year ending April 30, 2001.

                          OTHER MATTERS

          The Board of Directors does not know of any matters other than those mentioned above to be presented to the meeting.

                      SHAREHOLDER PROPOSALS

          Proposals by any shareholders intended to be presented at the 2002 Annual Meeting of Shareholders must be received by the Corporation for inclusion in material relating to such meeting not later than July 15, 2001.

                         By Order of the Board of Directors,

                              /s/ Martin Fox

                              Martin Fox
                              President

                                                       APPENDIX A

                          INITIO, INC.

            Audit Committee of the Board of Directors

                             CHARTER
                   __________________________

I.        PURPOSE

          The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by Initio, Inc. (the "Corporation") to any governmental body or the public; the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation's auditing, accounting and financial reporting process generally. Consistent with this function, the Audit Committee should encourage continuous improvement of and foster adherence to, the Corporation's policies, procedures and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

               1. Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

               2. Review and appraise the audit efforts of the Corporation's independent accountants.

               3. Provide an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors.

          The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in
Section IV of this Charter.

II.       COMPOSITION

          The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A director is precluded from Committee membership if, among other things, he or she has:

               been employed by the Corporation or its affiliates in the current or past three years;
               accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);
               an immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;
               been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporations securities) that exceed five percent of the organizations consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or been employed as an executive of another entity where any of the Corporation's executives serve on that entitys compensation committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

          The members of the Committee shall be elected by the Board at the annual meeting of the Board to serve until the next annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

III.      MEETINGS

               1. The Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee should meet at least annually with management and the independent accountants in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chair should meet with the independent accountants and management quarterly to review the Corporation's financials consistent with Section
               IV.3 below.

               2. A majority of the entire Committee membership shall constitute a quorum for the transaction of business and the vote of a majority of the Committee members present at the taking of the vote, if a quorum is then present, shall be the act of the Committee. Committee members may neither be present nor vote by proxy.

               3. Any action by the Committee may be taken without a meeting if all Committee members consent in writing to the adoption of a resolution authorizing the action. The resolution and consent shall be filed with the Committee minutes.

               4.   Any one or more Committee members may
               participate in a Committee meeting by means of a conference telephone or similar communications equipment allowing all persons participating to hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

IV.       RESPONSIBILITIES

          To fulfill its responsibilities and duties the Audit
Committee shall:

Documents/Reports Review

               1.   Review and assess the adequacy of this
               Charter periodically, at least annually, and update it as conditions dictate. Ensure that eligibility to serve on this Committee remains consistent with any rulemaking promulgated by the Securities and Exchange Commission or Nasdaq, as appropriate.

               2.   Review the Corporation's annual audited
               financial statements and any reports or other financial information submitted to any governmental body, or the public, including any audit or review opinion, certification or report rendered by the independent accountants.

               3. Review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings. The Chair of the Committee may represent the entire Committee for purposes of this review.

Independent Accountants

               4.   Recommend to the Board of Directors the
               selection of the independent accountants, considering independence and effectiveness.

               5. Review the performance of the independent accountants and approve any proposed reappointment or discharge of the independent accountants when circumstances warrant.

               6. Review types of services rendered to the Corporation by the independent accountants and approve the fees and other compensation to be paid to the independent accountants.

               7. On an annual basis, the Committee should review and discuss with the independent accountants the scope of the annual audit and quarterly reviews and all significant relationships the independent accountants have with the Corporation to ensure their independence. The Committee is responsible for assuring the accountants' independence.

               8. Periodically consult with the independent accountants out of the presence of management about internal controls and the adequacy and accuracy of the Corporation's financial statements and disclosures.

Financial Reporting Process

               9.   In consultation with the independent
               accountants, review the integrity of the Corporation's financial reporting process, both internal and external.

               10.  Consider the independent accountant's
               judgments about the quality and appropriateness of the Corporation's accounting principles as applied to its financial reporting.

               11. Consider and approve, if appropriate, major changes to the Corporation's accounting principles and practice as suggested by the independent accountants or management.

Process Improvement

               12. Establish regular and separate systems of reporting to the Audit Committee by each of management and the independent accountants regarding any significant judgments made in management's preparation of the financial statements and the view of each as to the appropriateness of such judgments.

               13. Following completion of the annual audit, review separately with each of management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

               14. Review any significant disagreement among management and the independent accountants in connection with the preparation of the financial statements.

               15. Review with the independent accountants and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented.

Ethical and Legal Compliance

               16. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to disseminate and enforce this Ethical Code.

               17.  Review managements' monitoring of the
               Corporation's compliance with the Ethical Code, and ensure that management has the proper review system in place to ensure that the Corporation's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

               18. Review, with the Corporation's counsel, legal compliance matters including corporate securities trading policies.

               19. Review with the Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements.

Other

               20. Perform any other activities consistent with this Charter, the Corporation's By-laws and governing law, as the Committee or Board deems necessary or appropriate.



                          INITIO, INC.




                              PROXY




Annual Meeting of Shareholders - Thursday, April 26, 2001


          The undersigned shareholder of Initio, Inc. (the

"Company") hereby appoints Martin Fox and Daniel DeStefano, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all the common shares of the Company standing in the name of the

undersigned at the close of business on March 12, 2001 at the

Annual Meeting of Shareholders of the Company to be held at the office of Initio, Inc., 10 Henry Street, Teterboro, New Jersey

07608, at 11:00 a.m., local time, on Thursday, April 26, 2001,

and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.



(Please fill in the reverse side and return promptly in the

enclosed envelope.)


Please mark boxes  / /  or  /x/  in blue or black ink.

1.   Election of Directors.

FOR all nominees  / /

WITHHOLD authority only for those nominees whose name(s) I have written below / /

WITHHOLD authority for ALL nominees  / /

Nominees for Director are: James J. Holzinger and Dr. Paul
Lerman.


2. Proposal to approve the selection of Arthur Andersen LLP as the Company's independent auditors for the fiscal year ending
April 30, 2001.


         For  / /        Against  / /        Abstain  / /


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS AND WILL BE
VOTED FOR THE ELECTION OF THE PROPOSED DIRECTORS AND FOR THE
ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.


                             SIGNATURE(S) should be exactly
                             as name or names appear on this
[Sign, Date and Return       proxy.  If stock is held jointly,
the Proxy Card Promptly      each holder should sign.  If
Using the Enclosed           signing is by attorney, executor,
Envelope.]                   administrator, trustee or guardian,
                             please give full title.

Dated



                                  Signature



                                  Signature